Exhibit 10.1.1

EXECUTION VERSION

PNG COMPANIES LLC

FIRST AMENDMENT

Dated as of August 10, 2011

to

NOTE PURCHASE AGREEMENT

Dated as of February 26, 2010

Re:	$125,000,000 4.17% Series 2010-A Senior Secured Notes, Tranche 1, due February 26, 2015

$105,000,000 4.93% Series 2010-A Senior Secured Notes, Tranche 2, due February 26, 2017

$181,000,000 5.53% Series 2010-A Senior Secured Notes, Tranche 3, due February 26, 2020

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of August 10, 2011 (this “Amendment”) to the Note Purchase Agreement dated as of February 26, 2010 is between PNG COMPANIES LLC, a Delaware limited liability company (the “Company”), and each of the institutions which is named on the signature pages to this Amendment (collectively, the “Noteholders”).

RECITALS:

A. The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of February 26, 2010 (the “Note Purchase Agreement”).

B. The Company has heretofore issued $411,000,000 aggregate principal amount of its Series 2010-A Senior Secured Notes consisting of (1) $125,000,000 aggregate principal amount of its 4.17% Series 2010-A Senior Secured Notes, Tranche 1, due February 26, 2015 (the “Tranche 1 Notes”), (2) $105,000,000 aggregate principal amount of its 4.93% Series 2010-A Senior Secured Notes, Tranche 2, due February 26, 2017 (the “Tranche 2 Notes”) and (3) $181,000,000 aggregate principal amount of its 5.53% Series 2010-A Senior Secured Notes, Tranche 3, due February 26, 2020 (the “Tranche 3 Notes”; said Tranche 3 Notes together with the Tranche 1 Notes and Tranche 2 Notes are hereinafter referred to collectively as the “Notes”) pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

C. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

E. All requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 3 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Section 1.1. Section 7.2(a) of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

(a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.3, inclusive, and Section 10.7, if and to the extent applicable, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence and, with respect to Section 10.2, showing (i) the outstanding principal amount of Working Capital Loans as of the first day of such quarterly or annual period, (ii) any borrowings or repayments of Working Capital Loans during such period and (iii) the outstanding principal amount of Working Capital Loans as of the last day of such quarterly or annual period); and

Section 1.2. Section 10.3 of the Note Purchase Agreement shall be and is hereby amended by inserting the following proviso at the end thereof:

; provided that in no event shall the amount of Subsidiary Debt permitted pursuant to this Section 10.3 at any time exceed the amount of Subsidiary Debt then permitted to be outstanding under the Credit Agreement (without giving effect to any amendment or waiver thereof entered into after the occurrence and during the continuance of a Default or Event of Default).

Section 1.3. Section 10.12 of the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

10.12. New Subsidiaries. The Company will not, and will not permit any Subsidiary to, form, acquire or otherwise own any Subsidiaries except that Peoples and Rager Mountain shall be permitted Subsidiaries of the Company; provided, that the Company may form, acquire or otherwise own any direct Subsidiaries that engage in the same or substantially similar lines of business but solely to the extent reasonably determined to be prudent in the conduct of the Company’s and its Subsidiaries’ business in the ordinary course and not adverse to any holder of a Note including, without limitation, the provision of corporate, shared, general, administrative and other services including procuring, billing, accounting, legal and related services to Peoples or services reasonably related thereto; provided, further that concurrently with the formation or acquisition of any Subsidiary (1) 100% of the Capital Stock of such Subsidiary shall be pledged to secure the obligations of the Company hereunder (including any Supplement) and under the Notes and the other Senior Secured Obligations (as defined in the Intercreditor Agreement) and (2) the holders of the Notes shall have received board resolutions, officer’s certificates, opinions of counsel and organization documents with respect to such Subsidiary as the Required Holders or the Collateral Agent shall reasonably request in connection with such pledge.

Section 1.4. The definition of “Consolidated Debt” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

“Consolidated Debt” shall mean, at any date, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating compliance with the financial covenant set forth in Section 10.2, any Working Capital Loans in excess of $12,500,000 in the aggregate but less than or equal to $175,000,000 (or such lesser amount of Working Capital Loans that is then excluded as Indebtedness for purposes of determining compliance with any leverage ratio financial covenant under the Credit Agreement at such time) in the aggregate shall not be included as “Consolidated Debt.”

Section 1.5. The definition of “Credit Agreement” contained in Schedule B to the Note Purchase Agreement shall be and is hereby amended in its entirety and restated to read as follows:

“Credit Agreement” shall mean the Credit Agreement dated as of August 10, 2011 by and among the Company, the Lenders (as defined therein) from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

Section 1.6. Schedule B to the Note Purchase Agreement shall be and is hereby amended by inserting the following new definitions in the proper alphabetical order:

“Rager Mountain” shall mean Rager Mountan Storage Company LLC, a Delaware limited liability company formerly known as PNG Services LLC.

“Working Capital Loans” shall mean, at any time, then outstanding extensions of credit (including letters of credit) under the Credit Agreement that are, pursuant to the terms of the Credit Agreement, designated by the Company to finance or support the working capital needs of the Company and its Subsidiaries and not used for capital expenditures or other purposes.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

In order to induce the Noteholders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), the Company represents and warrants to the Noteholders that:

(a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution, delivery and performance by the Company of this Amendment and performance by the Company of the terms of the Note Purchase Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite company action and, if required, member action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, except consents or approvals (A) described in Schedule 5.7 to the Note Purchase Agreement, which have been obtained or made, are in full force and effect and are not subject to appeal or any condition which has not been satisfied or (B) the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation applicable to the Company or its organizational documents, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or (B) result in a breach of, or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2(b); and

(c) no Default or Event of Default has occurred and is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

Upon satisfaction of each of the following conditions, this First Amendment shall become effective on and as of August 10, 2011:

(a) executed counterparts of this Amendment, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(c) the Company shall have delivered a true correct and complete copy of the Credit Agreement to the Noteholders; and

(d) the Company shall have paid the reasonable fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Amendment.

SECTION 4. MISCELLANEOUS.

Section 4.1. This Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as expressly amended by this Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement, the Notes and each Security Document are hereby ratified and shall be and remain in full force and effect. On and after the date hereof each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in each of the Security Documents or Notes to “the Note Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

Section 4.2. The descriptive headings of the various Sections or parts of this Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.3. This Amendment shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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Section 4.4. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

PNG COMPANIES LLC

By	/s/ Morgan O’Brien
Name: Morgan O’Brien
Title: Chief Executive Officer

SIGNATURE PAGE TO FIRST AMENDMENT

Accepted and Agreed to:

ING LIFE INSURANCE AND ANNUITY COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK

By:	ING Investment Management LLC, as Agent

By:	/s/ Paul Aronson
Name:	Paul Aronson
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

METROPOLITAN LIFE INSURANCE COMPANY, on behalf of itself and as investment manager to the entities below

METLIFE INVESTORS INSURANCE COMPANY

METLIFE REINSURANCE COMPANY OF VERMONT

METLIFE INVESTORS USA INSURANCE COMPANY

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	/s/ John A. Tanyeri
Name:	John A. Tanyeri
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT

HARTFORD LIFE INSURANCE COMPANY
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	Hartford Investment Management Company, Their agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name:	Dawn Crunden
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Alan D. Onstad
Name:	Alan D. Onstad
Title:	Senior Director

SIGNATURE PAGE TO FIRST AMENDMENT

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Ruthard C. Murphy, II

Name:	Ruthard C. Murphy, II
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	New York Life Investment Management LLC, Its Investment Manager

By:	/s/ Ruthard C. Murphy, II

Name:	Ruthard C. Murphy, II
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT

FORETHOUGHT LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By:	/s/ Brien Davis
Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Gwendolyn Foster

Name:	Gwendolyn Foster
Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Gwendolyn Foster

Name:	Gwendolyn Foster
Title:	Senior Director

SIGNATURE PAGE TO FIRST AMENDMENT

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By:	/s/ Carrie A. Cazolas

Name:	Carrie A. Cazolas

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Carrie A. Cazolas

Name:	Carrie A. Cazolas

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Carrie A. Cazolas

Name:	Carrie A. Cazolas

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Authorized Signatories

SIGNATURE PAGE TO FIRST AMENDMENT

PROVIDENT LIFE AND CASUALTY INSURANCE COMPANY

By:	Provident Investment Management, LLC
Its:	Agent

By:	/s/ Ben Vance

Name:	Ben Vance
Title:	Managing Director

UNUM LIFE INSURANCE COMPANY OF AMERICA

By:	Provident Investment Management, LLC
Its:	Agent

By:	/s/ Ben Vance

Name:	Ben Vance
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Mark B. Ackerman

Name:	Mark B. Ackerman
Title:	Managing Director

C.M. LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Mark B. Ackerman

Name:	Mark B. Ackerman
Title:	Managing Director

MASSMUTUAL ASIA LIMITED

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Mark B. Ackerman

Name:	Mark B. Ackerman
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan

Name:	Justin P. Kavan
Title:	Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan

Name:	Justin P. Kavan
Title:	Authorized Signer

SIGNATURE PAGE TO FIRST AMENDMENT

BANKERS LIFE AND CASUALTY COMPANY
COLONIAL PENN LIFE INSURANCE COMPANY
CONSECO LIFE INSURANCE COMPANY
CONSECO HEALTH INSURANCE COMPANY

By:	40|86 Advisors, Inc. acting as Investment Advisor

By:	/s/ Timothy L. Powell

Name:	Timothy L. Powell
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier

Name:	Douglas A. Pannier
Title:	Portfolio Manager - Private Placements

SIGNATURE PAGE TO FIRST AMENDMENT

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Philip E. Passafiume

Name:	Philip E. Passafiume
Title:	Director, Fixed Income

SIGNATURE PAGE TO FIRST AMENDMENT

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine

Name:	David Divine
Title:	Portfolio Manager

SIGNATURE PAGE TO FIRST AMENDMENT

CCG TRUST CORPORATION

By:	/s/ Stephen Emtage

Name:	Stephen Emtage
Title:	Chairman

SIGNATURE PAGE TO FIRST AMENDMENT

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Allen R. Cantrell

Name:	Allen R. Cantrell
Title:	Managing Director, Investments

SIGNATURE PAGE TO FIRST AMENDMENT

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ James Lowery

Name:	James Lowery
Title:	Assistant Vice President, Investments

By:	/s/ Paul Runnalls

Name:	Paul Runnalls
Title:	Manager, Investments

SIGNATURE PAGE TO FIRST AMENDMENT

LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ R. Scott Higgins

Name:	R. Scott Higgins
Title:	Senior Vice President Sentinel Asset Management

SIGNATURE PAGE TO FIRST AMENDMENT

PRIMERICA LIFE INSURANCE COMPANY

By:	Conning, Inc., as Investment Manager

By:	/s/ Felicisimo G. Falcon, Jr.

Name:	Felicisimo G. Falcon, Jr.
Title:	Director

SENIOR HEALTH INSURANCE COMPANY OF PENNSYLVANIA

By:	Conning, Inc., as Investment Manager

By:	/s/ Felicisimo G. Falcon, Jr.

Name:	Felicisimo G. Falcon, Jr.
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT